UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2025 (March 13, 2025)

USA RARE EARTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41711	98-1720278
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 W Airport Road,

Stillwater, OK 74075

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (813)-867-6155

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock shares, par value $0.0001 per share	USAR	The Nasdaq Stock Market LLC
Warrants to purchase one share of Common Stock, each at an exercise price of $11.50 per share	USARW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Terms used in this Current Report on Form 8-K (this “Current Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meanings given to such terms in the Proxy Statement/Prospectus (as defined below) in the section entitled “Frequently Used Terms” and such definitions are incorporated herein by reference.

This Current Report incorporates by reference certain information from reports and other documents that were previously filed with the Securities and Exchange Commission (the “SEC”), including certain information from the Proxy Statement/Prospectus. To the extent there is a conflict between the information contained in this Current Report and the information contained in such prior reports and documents incorporated by reference herein, the information in this Current Report controls.

Overview of Transactions

As previously announced, USA Rare Earth, Inc. (“New USARE”) (formerly Inflection Point Acquisition Corp. II or “IPXX”), a Delaware corporation (prior to the Domestication, a Cayman Islands exempted company), entered into that certain Business Combination Agreement, dated as of August 21, 2024 (as amended on November 12, 2024 and January 30, 2025, the “Business Combination Agreement”), by and among IPXX, USA Rare Earth, LLC, a Delaware limited liability company (“USARE OpCo”), and IPXX Merger Sub, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of IPXX (“Merger Sub”), pursuant to which, (1) at the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”) and following the Domestication (as defined below), Merger Sub merged with and into USARE OpCo (the “Merger”), with USARE OpCo surviving as a wholly-owned subsidiary of New USARE, pursuant to the terms and subject to the conditions set forth in the Business Combination Agreement, resulting in a combined company whereby New USARE became the manager of USARE OpCo, and substantially all of the assets and the business of the combined company are held and operated by USARE OpCo and its subsidiaries, as more fully described in the final prospectus and definitive proxy statement of IPXX, dated February 14, 2025 (the “Proxy Statement/Prospectus”), which was filed with the SEC; (2) IPXX domesticated (the “Domestication”) as a Delaware corporation in accordance with the Delaware General Corporation Law (“DGCL”), the Companies Act (As Revised) of the Cayman Islands (the “Companies Act”) and the amended and restated memorandum and articles of association of IPXX (as amended from time to time, the “Cayman Constitutional Documents”), and (3) the other transactions contemplated by the Business Combination Agreement and documents related thereto were consummated (such transactions, together with the Merger and the Domestication, the “Business Combination”).

An extraordinary general meeting of IPXX shareholders was held on March 10, 2025 (the “Extraordinary General Meeting”), where the IPXX shareholders considered and approved, among other matters, a proposal to approve the Business Combination Agreement and the transactions contemplated thereby. In connection with the Extraordinary General Meeting, and effective on the date of, but prior to, the Domestication, holders of 128,140 Public Shares exercised their right to redeem those shares for a pro rata portion of the cash in the IPXX trust account, which equaled approximately $11.00 per share, for an aggregate of approximately $1.4 million.

On March 12, 2025, as contemplated by the Business Combination Agreement and described in the section titled “Proposal No. 1 – The Business Combination Proposal” of the Proxy Statement/Prospectus, IPXX filed a notice of deregistration with the Cayman Islands Registrar of Companies, together with the necessary accompanying documents, and filed a certificate of incorporation (the “Certificate of Incorporation”) and a certificate of corporate domestication with the Secretary of State of the State of Delaware, pursuant to which IPXX was domesticated and continued as a Delaware corporation, changing its name to “USA Rare Earth, Inc.” (the “Domestication”).

Immediately prior to the Domestication, pursuant to the Sponsor Support Agreement, each of the then issued and outstanding Class B ordinary shares of IPXX, par value $0.0001 per share (each, a “Cayman Class B Share”), converted automatically, on a one-for-one basis, into a Class A ordinary share of IPXX, par value $0.0001 per share (each, a “Class A Ordinary Share”). As a result of and upon the effective time of the Domestication, among other things, (1) each of the then issued and outstanding Class A Ordinary Shares automatically converted, on a one-for-one basis, into a share of common stock, par value $0.0001 per share, of New USARE (the “New USARE Common Stock”); (2) each of the then issued and outstanding Public Warrants automatically became a warrant of New USARE exercisable for one share of New USARE Common Stock on the same terms as the Public Warrants; (3) each unit of IPXX issued and outstanding as of immediately prior to the Domestication was automatically canceled and each holder received one share of New USARE Common Stock and one-half of one warrant of New USARE exercisable for one share of New USARE Common Stock on the same terms as the Public Warrants, with any fractional warrants of New USARE to be issued in connection with such separation rounded down to the nearest whole warrant; and (4) each of the then issued and outstanding Private Placement Warrants automatically became a warrant of New USARE exercisable for one share of New USARE Common Stock on the same terms as the Private Placement Warrants.

In connection with Closing and subject to the satisfaction or waiver of the conditions to Closing set forth in the Business Combination Agreement, (i) New USARE and USARE OpCo entered into a Seventh Amended and Restated Limited Liability Company Operating Agreement of USARE OpCo, to, among other things, admit New USARE as the manager of USARE OpCo, and (ii) New USARE (following the Domestication) and in connection with the consummation of the Business Combination filed with the Secretary of State of the State of Delaware a Certificate of Designations of Preferences, Rights and Limitations of 12% Series A Cumulative Convertible Preferred Stock (such stock, the “Series A Preferred Stock”, and such certificate, the “Series A Preferred Stock Certificate of Designation”) which sets forth the rights, preferences and privileges of the Series A Preferred Stock.

Subject to, and in accordance with the terms and conditions of the Business Combination Agreement, immediately prior to the effective time of the Merger (the “Effective Time”), (i) each warrant that was outstanding and unexercised immediately prior to the Effective Time to purchase Class C convertible preferred units of USARE OpCo (the “USARE Class C Convertible Preferred Units”) or Class C-1 convertible preferred units of USARE OpCo (the “USARE Class C-1 Convertible Preferred Units”) was automatically exercised on a cashless basis in full in accordance with its terms and (ii) immediately thereafter, each then-issued and outstanding USARE Class C Convertible Preferred Unit and each then-issued and outstanding USARE Class C-1 Convertible Preferred Unit (including each USARE Class C Convertible Preferred Unit and USARE Class C-1 Convertible Preferred Unit issued upon the automatic exercise described in the preceding clause (i)) automatically converted into such number of Class B units of USARE OpCo (the “USARE Class B Units”) into which such USARE Class C Convertible Preferred Unit or USARE Class C-1 Convertible Preferred Unit, as applicable, was converted in connection with the Merger pursuant to USARE OpCo’s Sixth Amended and Restated Operating Agreement, as amended (the “USARE OpCo OA”).

Subject to, and in accordance with the terms and conditions of the Business Combination Agreement, at the Effective Time:

i.	each unit of USARE OpCo that was owned by IPXX, Merger Sub or USARE OpCo (in treasury or otherwise) immediately prior to the Effective Time (each an “Excluded Unit”) was cancelled and ceased to exist and no consideration was delivered in exchange therefore;

ii.	each incentive unit (the “USARE Incentive Units”) that was issued and outstanding immediately prior to the Effective Time (other than Excluded Units) was, by virtue of the occurrence of the Merger, (x) to the extent the holder of such USARE Incentive Unit was continuously employed by or providing services to USARE OpCo from the Signing Date through the Effective Time, automatically deemed to be fully vested, (y) regardless of such employment or service status, automatically deemed exchanged or converted (on a cashless basis) into a number of Class A units of USARE OpCo (the “USARE Class A Units”) equal to the number of USARE Incentive Units covered by the award multiplied by an exchange ratio generally based on the in-the-money value of the USARE Incentive Units, as determined in accordance with the terms of the Business Combination Agreement, the USARE OpCo OA, the Second Amended and Restated USA Rare Earth, LLC Incentive Plan (as amended) and the award agreements thereunder, and each USARE Class A Unit issued or issuable upon such exchange or conversion was treated as being issued and outstanding immediately prior to the Effective Time;

iii.	each warrant to purchase units of USARE OpCo (excluding the USARE Class A Preferred Investor Warrants (as defined below)) (the “USARE Warrants”) that was outstanding and unexercised immediately prior to the Effective Time was, by virtue of the occurrence of the Merger, automatically exercised or deemed exercised on a cashless basis in full in accordance with its terms immediately prior to the Effective Time, and each USARE Class A Unit or USARE Class B Unit issued or issuable upon such exercise was treated as being issued and outstanding immediately prior to the Effective Time and was canceled and converted into the right to receive the Per Unit Base Consideration and the Per Unit Earn-out Consideration (as defined below);

iv.	each USARE Class A Unit that was issued and outstanding immediately prior to the Effective Time (including all USARE Class A Units outstanding or deemed outstanding (a) upon the deemed exchange or conversion of the USARE Incentive Units and (b) upon the deemed exercise of the USARE Warrants, but excluding the Excluded Units) was cancelled and converted into the right to receive a number of shares of New USARE Common Stock equal to the Exchange Ratio (as defined below) (the “Per Unit Base Consideration”) and the right to receive, subject to the vesting conditions described below, a number of shares of New USARE Common Stock equal to the Earn-out Exchange Ratio (as defined below) (the “Per Unit Earn-out Consideration”);

v.	each USARE Class B Unit that was issued and outstanding immediately prior to the Effective Time (including all USARE Class B Units outstanding or deemed outstanding upon the deemed exercise of the USARE Warrants, but excluding the Excluded Units) was cancelled and converted into the right to receive the Per Unit Base Consideration and the Per Unit Earn-out Consideration;

vi.	each Class A-1 convertible preferred unit of USARE OpCo (the “USARE Class A-1 Convertible Preferred Units”) and each Class A-2 convertible preferred unit of USARE OpCo (the “USARE Class A-2 Convertible Preferred Units”, and together with the USARE Class A-1 Convertible Preferred Units, the “USARE Class A Convertible Preferred Units”) that was issued and outstanding immediately prior to the Effective Time (other than Excluded Units) and each USARE Class A Convertible Preferred Unit that was outstanding upon payment-in-kind of all accrued and unpaid dividends on the USARE Class A Convertible Preferred Units was cancelled and converted into the right to receive one share of Series A Preferred Stock; and

vii.	each warrant to purchase USARE Class A Units at an initial exercise price of $12.00 per USARE Class A Unit, subject to adjustment, and initially issued to a holder of USARE Class A Convertible Preferred Units (each such warrant, a “USARE Class A Preferred Investor Warrant”) was cancelled and converted into the right to receive a Series A Preferred Investor Warrant (as defined below) exercisable for a number of shares of New USARE Common Stock equal to the aggregate number of USARE Class A Units that would be issued upon full exercise of such USARE Class A Preferred Investor Warrant.

Pursuant to the Business Combination Agreement, the aggregate consideration paid in, or in connection with, the Merger in respect of the outstanding equity securities of USARE (excluding the USARE Class A Convertible Preferred Units and the USARE Class A Preferred Investor Warrants) was 72,747,711 shares of New USARE Common Stock (the “Aggregate Base Consideration”). The Aggregate Base Consideration was calculated as (i) the number of shares of New USARE Common Stock equal to the quotient of (a) $800,000,000 divided by (b) the redemption price of $10.99687276.

The “Exchange Ratio” was equal to 0.2043578. The Exchange Ratio was calculated as the Aggregate Base Consideration divided by the sum (without duplication) of the aggregate number of (i) USARE Class A Units that are issued and outstanding immediately prior to the Effective Time, (ii) USARE Class B Units that are issued and outstanding immediately prior to the Effective Time (including all USARE Class B Units issued upon conversion of all outstanding USARE Class C Convertible Preferred Units and USARE Class C-1 Convertible Preferred Units), (iii) all USARE Class A Units and USARE Class B Units issuable upon full exercise of all issued and outstanding USARE Warrants (calculated using the treasury method of accounting on a cashless exercise basis), and (iv) all USARE Class A Units and USARE Class B Units issuable upon full exercise, exchange or conversion of all issued and outstanding USARE Incentive Units (calculated using the treasury method of accounting on a cashless exercise basis) (such sum, the “USARE Fully Diluted Capital”). At the Effective Time, the USARE Fully Diluted Capital was 355,983,292 units, consisting of (i) 207,585,648 Class A common units, (ii) 20,778,672 Class B common units, (iii) 22,274,921 common units deemed issued upon full exercise, exchange or conversion of all issued and outstanding USARE Incentive Units (calculated using the treasury method of accounting on a cashless exercise basis), (iv) 96,049,828 Class B common units deemed issued upon conversion of all outstanding USARE Class C Convertible Preferred Units and USARE Class C-1 Convertible Preferred Units, (v) 7,440,828 Class B common units deemed issued upon full exercise of all issued and outstanding Class B common warrants (calculated using the treasury method of accounting on a cashless exercise basis), and (vi) 1,853,395 Class B common units deemed issued upon full exercise of all issued and outstanding Class C common warrants and Class C-1 common warrants (calculated using the treasury method of accounting on a cashless exercise basis)

The “Earn-out Exchange Ratio” was 0.028091206. The Earn-out Exchange Ratio was calculated as 10,000,000 shares of New USARE Common Stock divided by the USARE Fully Diluted Capital. The remaining 50% of the Aggregate Earn-out Consideration shall vest and be issued if, during the Earnout Period, the closing sale price of one share of New USARE Common Stock as reported on the national securities exchange on which such shares are then listed is greater than or equal to $20.00 for a period of at least twenty out of thirty consecutive Trading Days. The Aggregate Earn-out Consideration may also vest upon a transaction or series of transactions the result of which is (a) the acquisition by any person or “group” (as defined in the Exchange Act of 1934, as amended (the “Exchange Act”)) of persons of direct or indirect beneficial ownership of securities representing 50% or more of the combined voting power of the then outstanding securities of New USARE, (b) a merger, consolidation, reorganization or other business combination, however effected, resulting in any person or “group” (as defined in the Exchange Act) acquiring at least 50% of the combined voting power of the then outstanding securities of New USARE or the surviving person outstanding immediately after such combination; or (c) a sale of all or substantially all of the assets of New USARE (“Change of Control”), pursuant to which New USARE or its shareholders have the right to receive consideration if the implied value per share of New USARE Common Stock is equal to or above such price targets, with the amount of such consideration dependent upon the implied per share value reaching the thresholds discussed above. Should the implied value per share of New USARE Common Stock pursuant to a Change of Control be less than $15.00, then the vesting conditions discussed above shall no longer apply and no further shares of New USARE Common Stock will be issued as Aggregate Earn-out Consideration.

From IPXX’s initial public offering (the “IPO”) until the Closing, its only material financing consisted of a convertible promissory note (the “Convertible Promissory Note”) issued to Michael Blitzer, IPXX’s Chairman and Chief Executive Officer, pursuant to which Inflection Point was permitted to borrow up to $2,500,000 from Mr. Blitzer, for ongoing expenses reasonably related to the business of IPXX and the consummation of the Business Combination or any other initial business combination. Pursuant to a securities purchase agreement, dated as of August 21, 2024, as amended on January 22, 2025, by and among IPXX, Michael Blitzer (IPXX’s Chairman and Chief Executive Officer) and USARE OpCo (the “Blitzer Series A SPA”), IPXX agreed to issue at Closing a number of shares of Series A Preferred Stock equal to the number of Blitzer Conversion Preferred Shares (as defined below) in exchange for Mr. Blitzer’s forgiveness of 50% of the then-outstanding balance of the Convertible Promissory Note.

Concurrently with the execution of the Business Combination Agreement, on August 21, 2024, (A) USARE OpCo and certain investors of USARE Class A-1 Convertible Preferred Units (the “Class A-1 Convertible Preferred Unit Investors”) entered into securities purchase agreements (the “Class A-1 Convertible Preferred SPAs”), pursuant to which the Class A-1 Convertible Preferred Unit Investors purchased an aggregate of (i) 1,176,471 USARE Class A-1 Convertible Preferred Units and (ii) USARE Class A Preferred Investor Warrants exercisable for an aggregate of 1,426,471 USARE Class A Units for an aggregate purchase price of approximately $12.0 million and (B) USARE OpCo and certain funds related to IPXX (Inflection Point Fund, Newtyn Partners, LP and Newtyn TE Partners, LP) (collectively, the “Class A-2 Convertible Preferred Unit Investors”) entered into securities purchase agreements (the “Class A-2 Convertible Preferred SPAs” and together with the Class A-1 Convertible Preferred SPAs, the “Class A Convertible Preferred SPAs”), pursuant to which the Class A-2 Convertible Preferred Unit Investors purchased an aggregate of (i) 1,323,529 USARE Class A-2 Convertible Preferred Units and (ii) USARE Class A Preferred Investor Warrants exercisable for an aggregate of 1,542,279 USARE Class A Units for an aggregate purchase price of approximately $13.5 million. In addition, pursuant to a securities purchase agreement, dated as of August 21, 2024, by and between USARE OpCo and Mr. Blitzer (the “Blitzer Class A SPA”), USARE has issued 122,549 USARE Class A-2 Convertible Preferred Units (excluding accrued and unpaid payment-in-kind interest) and a USARE Class A Preferred Investor Warrant to purchase up to 31,250 USARE Class A Units in exchange for Mr. Blitzer’s promise to forgive, at Closing, the remaining 50% of the then-outstanding balance of the Convertible Promissory Note.

The USARE Class A Convertible Preferred Units accrued dividends daily at the rate of (a) if paid in kind, 12% per annum of the original issue price (defined as $12.00 per unit), plus the amount of previously accrued dividends paid in kind, or (b) if paid in cash, 10% per annum of the original issue price (defined as $12.00 per unit), plus the amount of previously accrued dividends. Such dividends compounded quarterly. In addition, the holders of the USARE Class A-2 Convertible Preferred Units were entitled to be paid, on an as-converted basis, any dividend or other distribution, whether paid in cash, in-kind or in other property (including, for the avoidance of doubt, any securities), authorized and paid by USARE OpCo on the issued and outstanding USARE Class A Units in an amount determined by assuming that the number of USARE Class A Units into which such USARE Class A-2 Convertible Preferred Units could be converted pursuant to the USARE OpCo OA.

Also concurrently with the execution of the Business Combination Agreement, on August 21, 2024, IPXX, USARE OpCo and Inflection Point Fund I, LP, a Delaware limited partnership (“Inflection Point Fund”), an accredited investor that was an affiliate of IPXX, entered into a securities purchase agreement (the “Series A SPA”), pursuant to which Inflection Point Fund agreed to purchase 759,804 shares of Series A Preferred Stock and a warrant exercisable to purchase 759,804 shares of New USARE Common Stock at an initial exercise price of $12.00 (the “Series A Preferred Investor Warrants”) for an aggregate purchase price of $9,117,648 (the “Series A Preferred Stock Investment”). Subsequently, on February 3, 2025, Inflection Point Fund pre-funded the Series A Preferred Stock Investment by purchasing, pursuant to an Additional Class A-2 Convertible Preferred SPA (as defined below), an aggregate of 833,333 additional USARE Class A-2 Convertible Preferred Units and a USARE Class A Preferred Investor Warrant exercisable for an aggregate of 833,333 USARE Class A Units for an aggregate purchase price of approximately $8.5 million as part of the Additional Class A-2 Convertible Preferred Unit Investment (as defined below). Pursuant to a termination agreement, dated as of January 31, 2025, by and among IPXX, USARE OpCo and Inflection Point Fund (the “Series A SPA Termination Agreement”), upon the pre-funding of the Series A Preferred Stock Investment, the Series A SPA was terminated.

On January 31, 2025, USARE OpCo entered into securities purchase agreements (the “Additional Class A-2 Convertible Preferred SPAs”) with the Class A-2 Convertible Preferred Unit Investors, Mr. Blitzer, and Collective Capital Management (collectively, the “Additional Class A-2 Convertible Preferred Unit Investors”), pursuant to which the Additional Class A-2 Convertible Preferred Unit Investors agreed to purchase an aggregate of (i) 1,495,098 USARE Class A-2 Convertible Preferred Units and (ii) USARE Class A Preferred Investor Warrants exercisable for an aggregate of 1,495,098 USARE Class A Units for an aggregate purchase price of approximately $15.0 million (the “Additional Class A-2 Convertible Preferred Unit Investment”). The Additional Class A-2 Convertible Preferred Unit Investment closed on February 3, 2025.

In connection with IPXX’s IPO, Inflection Point Holdings II LLC, (the “Sponsor”), and Inflection Point’s directors and executive officers entered into letter agreements to vote their Inflection Point Ordinary Shares in favor of the Business Combination Proposal (as defined herein). Further, concurrently with the execution of the Business Combination Agreement, the Sponsor entered into the Sponsor Support Agreement with Inflection Point and USARE, dated as of August 21, 2024 (as amended on January 31, 2025, the “Sponsor Support Agreement”), pursuant to which the Sponsor agreed to vote its shares in favor of all proposals presented at the extraordinary general meeting.

At the Effective Time of the Merger, in accordance with the closing of the transactions contemplated by the Business Combination Agreement, New USARE issued:

i.	an aggregate of 72,747,711 shares of New USARE Common Stock, to certain Members of USARE, pursuant to the Business Combination Agreement;

ii.	an aggregate of 4,318,472 shares of Series A Preferred Stock; and

iii.	Series A Preferred Investor Warrants exercisable for an aggregate of 4,495,099 shares of New USARE Common Stock, subject to adjustment, at an initial exercise price of $12.00 per share, subject to adjustment.

At the Closing of the Business Combination, New USARE also issued:

i.	an aggregate of 915,363 shares of Series A Preferred Stock and Series A Preferred Investor Warrants exercisable for an aggregate of 784,315 shares of New USARE Common Stock, subject to adjustment, at an initial exercise price of $12.00 per share, subject to adjustment, pursuant to securities purchase agreements with Inflection Point Fund and another accredited investor, dated March 11, 2025 (the “PIPE SPAs”);

ii.	an aggregate of 131,048 shares of Series A Preferred Stock pursuant to the Blitzer Series A SPA; and

iii.	an aggregate of 877,500 shares of New USARE Common Stock pursuant to USARE OpCo’s arrangements with Cohen & Company Capital Markets, A Division of J.V.B. Financial Group, LLC (“CCM”).

Reference is also made to the disclosure regarding the forward purchase agreements in Item 1.01 of the Current Report on Form 8-K (File No. 001-41711) filed by IPXX on March 11, 2025, which is incorporated herein by reference.

Shares of New USARE Common Stock and New USARE Warrants began trading on Nasdaq under the symbols “USAR” and “USARW”, respectively, on March 14, 2025. New USARE has not paid any cash dividends on its shares of common stock to date. It is the present intention of the Board to retain all earnings, if any, for use in New USARE’s business operations and, accordingly, the Board does not anticipate declaring any dividends in the foreseeable future. The payment of cash dividends in the future will be dependent upon New USARE’s revenues and earnings, if any, capital requirements, and general financial condition. The payment of any cash dividends is within the discretion of the Board. Further, the ability of New USARE to declare dividends may be limited by the terms of financing or other agreements entered into by it or its subsidiaries from time to time.

Item 1.01. Entry into a Material Definitive Agreement.

Seventh A&R Operating Agreement

On March 13, 2025, in connection with the consummation of the transactions and as contemplated by the Business Combination Agreement, USARE OpCo and IPXX, amended and restated the operating agreement of USARE (the “Seventh A&R Operating Agreement”), which, among other things, set forth the terms of the USARE OpCo units and appointed New USARE as the sole manager of USARE OpCo. The material terms of the Seventh A&R Operating Agreement are described in the section of the Proxy Statement/Prospectus titled “Proposal No. 1 – The Business Combination Proposal—Related Agreements—Seventh A&R Company Operating Agreement.” The foregoing description is qualified in its entirety by the text of the Seventh A&R Operating Agreement, which is included as Exhibit 10.38 to this Current Report and is incorporated herein by reference.

Indemnification Agreements

In connection with the consummation of the transactions and as contemplated by the Business Combination Agreement, New USARE entered into indemnification agreements with each of its directors and executive officers. Each indemnification agreement provides for indemnification and advancement by New USARE of certain expenses and costs relating to claims, suits, or proceedings arising from service to New USARE or, at its request, service to other entities, as officers or directors to the maximum extent permitted by applicable law. The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, a form of which is attached hereto as Exhibit 10.40 and is incorporated herein by reference.

Registration Rights Agreement

On March 13, 2025, in connection with the consummation of the transactions and as contemplated by the Business Combination Agreement, New USARE, the Sponsor, and certain other stockholders of New USARE entered into a registration rights agreement (the “Registration Rights Agreement”). The material terms of the Registration Rights Agreement are described in the Proxy Statement/Prospectus titled “Proposal No. 1 – The Business Combination Proposal—Related Agreements—Registration Rights Agreement.” The foregoing description is qualified in its entirety by the text of the Registration Rights Agreement, which is included as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

New USARE’s Incentive Plan

The information set forth under Item 5.02 of this Current Report is incorporated herein by reference.

Convertible Promissory Note Termination Agreement

On March 13, 2025, pursuant to the Blitzer Class A SPA and the Blitzer Series A SPA, New USARE and Michael Blitzer entered into that certain termination agreement (the “Note Termination Agreement”) pursuant to which the Convertible Promissory Note was terminated and Mr. Blitzer forgave the amounts owed to him by New USARE in exchange for the consideration provided for by the Blitzer Class A SPA and the Blitzer Series A SPA. The foregoing description is qualified in its entirety by the text of the Note Termination Agreement, which is included as Exhibit 10.37to this Current Report and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the Introductory Note above is incorporated into this Item 2.01 by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K provides that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act), as IPXX was immediately before the consummation of the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, New USARE is providing the information below that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to New USARE after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including with respect to the effects of the Business Combination Agreement. These statements are based on the beliefs and assumptions of New USARE’s management and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. While New USARE believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, New USARE cannot assure you that it will achieve or realize these plans, intentions or expectations. Forward-looking statements can generally be identified by the use of words such as “anticipate”, “believe”, “can”, “continue”, “could”, “estimate”, “expect”, “forecast”, “intend”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “seek”, “should”, “strive”, “target”, “will”, “would” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking.

Forward-looking statements in this Current Report and in any document incorporated by reference in the Proxy Statement/Prospectus may include, but are not limited to, statements regarding:

●	the ability to realize the benefits expected from the Business Combination;

●	the ability to maintain the listing of the New USARE Common Stock and the New USARE Warrants on Nasdaq;

●	the ability to raise financing in the future and to comply with restrictive covenants related to long-term indebtedness;

●	the future financial performance of New USARE and USARE OpCo;

●	New USARE’s and USARE OpCo’s ability to retain or recruit, or to effect changes required in, their respective officers, key employees or directors;

●	New USARE’s and USARE OpCo’s ability to comply with laws and regulations applicable to its business; and

●	expansion plans and opportunities.

These forward-looking statements are based on information available as of the date of this report and New USARE’s management teams’ current expectations, forecasts and assumptions, and involve a number of judgments, known and unknown risks and uncertainties and other factors, many of which are outside the control of New USARE and its directors, officers and affiliates. Accordingly, forward-looking statements should not be relied upon as representing New USARE’s management teams’ views as of any subsequent date. New USARE does not undertake any obligation to update, add or to otherwise correct any forward-looking statements contained herein to reflect events or circumstances after the date they were made, whether as a result of new information, future events, inaccuracies that become apparent after the date hereof or otherwise, except as may be required under applicable securities laws.

You should not place undue reliance on these forward-looking statements. Should one or more of a number of known and unknown risks and uncertainties materialize, or should any of our assumptions prove incorrect, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to:

●	the fact that USARE OpCo has no history in commercial operations which limits the accuracy of any forward-looking forecasts, prospects or business outlook or plans;

●	that USARE OpCo may not be able to generate positive cashflow from its expected future business operations;

●	there may be time delays, unforeseen expenses, increased capital costs, and other complications;

●	the magnet production business is subject to the availability of rare earth element oxide and metal feedstock;

●	fluctuations in demand for, and prices of, Neodymium Iron Boron (“NdFeB”) magnets, magnet materials, and necessary feedstock;

●	inability to convert current commercial discussions and/or memorandums of understanding with customers into definitive contracts;

●	the growth of existing and emerging uses for NdFeB magnets;

●	changes in the global supply of NdFeB magnets;

●	the Round Top Project is at the exploration stage and may not develop into a producing mine;

●	operating in a highly competitive industry;

●	changes in China’s or the United States’ political environment and policies;

●	inability to obtain sufficient capital or other resources necessary to provide for such production;

●	any failure by management to manage growth properly could negatively impact our business;

●	power or other utility disruption or shortage;

●	increasing costs, including rising electricity and other utility costs, or limited access to raw materials;

●	fluctuations in transportation costs or disruptions in transportation services or damage or loss during transport;

●	any inability to meet individual customer specifications;

●	diminished access to water;

●	work stoppages or similar difficulties, breakdown in labor relations, or a shortage of skilled technicians and engineers;

●	failure to retain key personnel or attract additional qualified personnel;

●	failure to comply with certain agreements with government entities that have provided us with certain incentives and favorable financing;

●	inability to access debt capital when otherwise necessary or advisable;

●	impacts of force majeure events;

●	failure to develop and maintain relationships with local communities and stakeholders;

●	that USARE OpCo has generated negative operating cash flows and may experience negative cash flow from operations in the future;

●	extensive and costly environmental requirements;

●	the need to obtain and sustain governmental permits and approvals;

●	failure to comply with applicable anti-corruption, anti-bribery, anti-money laundering and similar laws and regulations;

●	costs of compliance with environmental, health and safety regulations;

●	the impacts of climate change;

●	possible litigation risks, including permit disputes (including in respect of access and/or validity of tenure), environmental claims, occupational health and safety claims and employee claims;

●	any infringement of the intellectual property rights of third parties;

●	failure to adequately protect intellectual property rights;

●	issue with information technology systems, including cyber threats, disruption, damage and failure; and

●	use of resources and management attention related to the requirements of being a public company in the United States.

Business

New USARE’s business is described in the Proxy Statement/Prospectus in the section titled “Information About USARE,” which is incorporated herein by reference.

Risk Factors

The risks associated with New USARE’s business are described in the Proxy Statement/Prospectus in the section titled “Risk Factors,” which is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the disclosure contained in the Management’s Discussion and Analysis of Financial Condition and Results of Operations of USARE which is set forth in Exhibit 99.4 hereto and is incorporated herein by reference.

Reference is made to the disclosure contained in the Management’s Discussion and Analysis of Financial Condition and Results of Operations of IPXX which is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

Reference is made to the disclosure contained in the Management’s Discussion and Analysis of Financial Condition and Results of Operations of USARE which is set forth in Exhibit 99.4 hereto and is incorporated herein by reference.

Reference is made to the disclosure contained in the Management’s Discussion and Analysis of Financial Condition and Results of Operations of IPXX which is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

Properties

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section titled “Information About USARE—USARE’s Facilities,” which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

 The following table sets forth beneficial ownership of New USARE Common Stock and Series A Preferred Stock following the consummation of the Business Combination by:

●	each person who was named executive officer or director of New USARE, and all executive officers and directors of New USARE as a group; and

●	each person who is a beneficial owner of more than 5% of a class of New USARE equity securities.

The information below is based on an aggregate of 81,952,420 shares of New USARE Common Stock, and 5,233,835 shares of Series A Preferred Stock issued and outstanding as of the consummation of the Business Combination. Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including warrants that are currently exercisable or exercisable within 60 days. In the table below, shares issuable upon the exercise of New USARE Warrants that are currently exercisable or exercisable within 60 days of the Effective Time are considered outstanding and beneficially owned by the person holding such New USARE Warrants for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Accordingly, percentages presented in the table may not sum to 100%.

Directors and Executive Officers of New USARE (1)	Number of shares of New USARE Common Stock	%	Number of shares of Series A Preferred Stock	%	Total Voting %
Joshua Ballard	—	—	—	—	—
Michael Blitzer	16,003,607	17.5%	1,915,960	36.6%	9.4%
Mordechai Gutnick(5)	13,671,026	16.7%	—	—	15.7%
Paul Kern	163,125	*	—	—	*
David Kronenfeld	69,397	*	—	—	*
Steve Ridge	66,162	*	—	—	*
Otto Schwethelm	—	—	—	—	—
Michael Senft	—	—	—	—	—
Tready Smith(3)	15,528,008	18.9%	—	—	17.8%
Carolyn Trabuco	—	—	—	—	—
Christopher Boling	—	—	—	—	—
All officers and directors as a group (10 individuals)	45,531,325	49.6%	1,915,960	36.6%	43.2%
Five Percent Holders
Inflection Point Holdings II LLC(2)	12,250,000	13.9%	—	—	7.2%
U.S. Trading Metals RE, LLC(4)	4,511,927	5.5%	—	—	5.2%
The DinSha Dynasty Trust(6)	4,406,545	5.4%	—	—	5.1%
Inflection Point Fund I, LP(7)	3,194,280	3.8%	1,504,942	28.8%	1.7%
Newtyn Management, LLC(8)	3,715,380	4.4%	1,544,792	29.5%	2.6%
Bowon M&P Co., Ltd.(9)	1,595,980	1.9%	733,872	14.0%	*
LINEA Investment, Inc.(10)	1,118,557	1.3%	524,194	10.0%	*
Alto Opportunity Master Fund, SPC – Segregated Master Portfolio B(11)	490,196	*	490,196	9.4%	*

*	Less than one percent

(1)	Unless otherwise noted, the business address of each person is 100 W Airport Road, Stillwater, Oklahoma 74075, c/o USARE.

(2)	Post-Business Combination interests consist of (i) 6,250,000 shares of New USARE Common Stock held by the Sponsor, (ii) 6,000,000 shares of New USARE Common Stock underlying 6,000,000 New USARE Warrants held by the Sponsor. Mr. Blitzer is the sole managing member of Inflection Point Holdings II LLC and holds voting and investment discretion with respect to the ordinary shares held of record by Infection Point Holdings II LLC. Mr. Blitzer disclaims any beneficial ownership of the securities held by the Sponsor, other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(3)	Consists of: 11,792,046 shares held of record by Bayshore Rare Earths II, LLC, and Ms. Smith is the beneficial owner of such shares; 3,652,121 shares held of record by Bayshore Rare Earths, LLC, and Ms. Smith is the beneficial owner of such shares; 37,669 shares held of record by Tready Smith Revocable Trust and beneficially owned by Ms. Smith; and 60,825 shares held of record by Ms. Smith’s husband Thayer Smith, with respect to which shares Ms. Smith shares voting and dispositive control. The address for Bayshore Rare Earths II, LLC, Bayshore Rare Earths, LLC, and Ms. Smith is 1700 S. MacDill Avenue, Suite 340, Tampa, Florida 33629.

(4)	The address for U.S. Trading Metals RE, LLC (“US Trading Metals”) is 767 5th Avenue, 6th Floor-Water B, New York City, NY 10153. The Company was informed by US Trading Metals that it is the beneficial owner of the shares held of record by it. The Company has reason to believe that US Trading Metals may be beneficially owned by Steven Rosenfeld.

(5)	Consists of 13,842,710 shares held of record by The Critical Minerals Trust, of which Mordechai Gutnick is the trustee. Mr. Gutnick is the sole beneficial owner of such shares. The address for Mr. Gutnick is 100 W Airport Road, Stillwater, Oklahoma 74075, c/o USARE.

(6)	The address for The DinSha Dynasty Trust (the “DinSha Trust”) is 607 Patten Avenue, Long Branch, NJ 07740. The Company was informed by the DinSha Trust that (i) it is the beneficial owner of the shares held of record by it, (ii) the grantor of the trust is Stewart Kleiner (but he is not a trustee or beneficiary), (iii) the trust is an irrevocable trust and (iv) the trustees of the trust are Kerry (Gottlieb) Silverstrom, Shana Kleiner and Dina Kleiner. Each of the trustees may be deemed to beneficially own the shares held by the DinSha Trust.

(7)	Post-combination interests consist of (i) 1,504,942 shares of Series A Preferred Stock to be held by Inflection Point Fund, (ii) 1,504,942 shares of New USARE Common Stock issuable upon conversion of 1,504,942 shares of Series A Preferred Stock to be held by Inflection Point Fund, at the initial conversion price and (ii) 1,689,338 shares of New USARE Common Stock issuable upon exercise of Series A Preferred Investor Warrants to be held by Inflection Point Fund at Closing. Conversion calculations of Series A Preferred Stock to New USARE Common Stock assume a $12 initial price per share, and no adjustments to such conversion price. Inflection Point Asset Management LLC and Inflection Point GP I LLC are the investment manager and general partner, respectively, of Inflection Point Fund. Mr. Blitzer controls each of Inflection Point Fund, Inflection Point Asset Management LLC and Inflection Point GP I LLC, including the exercise of voting and investment discretion over the securities held or to be held by Inflection Point Fund. Mr. Blitzer disclaims any beneficial ownership of the securities held by the Sponsor, Inflection Point Fund, Inflection Point Asset Management LLC and Inflection Point GP I LLC other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(8)	According to a Schedule 13G filed on January 7, 2025, consist of (i) 426,300 Inflection Point Class A Ordinary Shares held by Newtyn TE Partners, LP, a Delaware limited partnership, (ii) 273,700 Inflection Point Class A Ordinary Shares held by Newtyn Partners, LP, a Delaware limited partnership (collectively, the “Newtyn Entities”), (iii) 954,048 shares of Series A Preferred Stock to be held by Newtyn TE Partners, LP, (iv) 954,048 shares of New USARE Common Stock issuable upon conversion of 954,048 shares of Series A Preferred Stock to be held by Newtyn TE Partners, LP, at the initial conversion price, (v) 590,734 shares of Series A Preferred Stock to be held by Newtyn Partners, LP, (vi) 590,734 shares of New USARE Common Stock issuable upon conversion of 590,734 shares of Series A Preferred Stock to be held by Newtyn Partners, LP, at the initial conversion price, (vii) 907,549 shares of New USARE Common Stock issuable upon exercise of a Series A Preferred Investor Warrant to be issued to Newtyn TE Partners, LP at Closing and (viii) 563,039 shares of New USARE Common Stock issuable upon exercise of a Series A Preferred Investor Warrant to be issued to Newtyn Partners, LP at Closing. Newtyn Management, LLC as the investment manager to the Newtyn Entities may be deemed to beneficially own the securities owned by the Newtyn Entities. The principal business address of Newtyn Management, LLC and the Newtyn Entities is 60 East 42nd Street, 9th Floor, New York, NY 10165.

(9)	The address for Bowon M&P Co., Ltd. (“Bowon”) is 15F, Kwangil Plaza, 331, Gangnam-daero, Seocho-gu, Seoul Korea 06627. The Company was informed by Bowon that the beneficial owner of the shares held of record by Bowon is Mr. Kwangshik Ma.

(10)	The address for LINEA Investment, Inc. (“LINEA”) is Nabul-Li 133, Samho-Eup, Youngam-Gun, Jeonnam, South Korea. The Company was informed by LINEA that the beneficial owner of the shares held of record by LINEA is Mr. Bon Hyuk Koo.

(11)	The address for Alto Opportunity Master Fund is c/o Ayrton Capital, 55 Post Road West, 2nd Floor Westport, Connecticut 06880.

Directors and Executive Officers

Other than as disclosed in Item 5.02 below, the Company’s directors and executive officers are described in the Proxy Statement/Prospectus in the section titled “Management of New USARE Following the Business Combination,” and to Item 5.02 of this Current Report, which are incorporated herein by reference.

Director Independence

The Board has affirmatively determined that each of Michael Blitzer, Mordechai Gutnick, Paul Kern, Otto Schwethelm, Michael Senft and Carolyn Trabuco is an independent director within the meaning of the listing rules of Nasdaq.

Executive & Director Compensation

The executive and director compensation of New USARE’s named executive officers is described in the Proxy Statement/Prospectus in the section titled “Executive and Director Compensation” and that information is incorporated herein by reference.

Reference is made to the disclosure set forth below in Item 5.02 of this Current Report under the heading “New USARE Incentive Plan,” which is incorporated herein by reference.

Committees of the Board of Directors

Effective as of immediately prior to the Closing, the standing committees of the Board consist of an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”) and a nominating and corporate governance committee (the “Nominating Committee”).

Effective as of immediately following the Closing, the Board appointed Otto Schwethelm, Carolyn Trabuco, and Michael Senft to serve on the Audit Committee, with Otto Schwethelm serving as chair. The Board affirmatively determined that each member of the Audit Committee qualifies as “independent” under Nasdaq’s additional standards applicable to audit committee members and Rule 10A-3 of the Exchange Act applicable to audit committee members. In addition, the Board determined that Otto Schwethelm qualifies as an “audit committee financial expert”, as such term is defined in Item 407(d)(5) of Regulation S-K.

Effective as of immediately following the Closing, the Board appointed Carolyn Trabuco, Paul Kern and Otto Schwethelm to serve on the Compensation Committee, with Carolyn Trabuco serving as chair. The Board affirmatively determined that each member of the Compensation Committee qualifies as “independent” under Nasdaq’s additional standards applicable to compensation committee members, and the Compensation Committee meets the requirements of Section 16b-3 of the Exchange Act with respect to acquisitions from New USARE.

Effective as of immediately following the Closing, the Board appointed Michael Senft, Paul Kern, Mordechai Gutnick and Michael Blitzer to serve on the Nominating Committee, with Michael Senft serving as chair. The Board affirmatively determined that each member of the Nominating Committee qualifies as “independent” under Nasdaq rules.

Certain Relationships and Related Party Transactions

Certain relationships and related party transactions of New USARE and USARE OpCo are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Party Transactions” and that information is incorporated herein by reference.

On March 11, 2025, IPXX entered into that certain securities purchase agreement with Inflection Point Fund, an affiliate of Michael Blitzer, pursuant to which, at the Closing of the Business Combination, Inflection Point Fund purchased 294,118 shares of Series A Preferred Stock and a Preferred Investor Warrant initially exercisable for 294,118 shares for an aggregate purchase price of $3,000,000.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus titled “Information About IPXX—Legal Proceedings” and “Information About USARE—Litigation,” which is incorporated herein by reference.

Reference is also made to the disclosure regarding legal proceedings in Item 8.01 of the Current Report on Form 8-K (File No. 001-41711) filed by IPXX on March 7, 2025, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Shares of New USARE Common Stock and New USARE Warrants began trading on Nasdaq under the symbols “USAR” and “USARW”, respectively, on March 13, 2025. New USARE has not paid any cash dividends on its shares of common stock to date. It is the present intention of the Board to retain all earnings, if any, for use in New USARE business operations and, accordingly, the Board does not anticipate declaring any dividends in the foreseeable future. The payment of cash dividends in the future will be dependent upon New USARE’s revenues and earnings, if any, capital requirements, and general financial condition. The payment of any cash dividends is within the discretion of the Board. Further, the ability of New USARE to declare dividends may be limited by the terms of financing or other agreements entered into by it or its subsidiaries from time to time, including certain consent rights in connection with the Strategic Investment.

As of March 13, 2025, following the completion of the Business Combination, there were 81,952,420 shares of New USARE Common Stock, 18,500,000 New USARE Warrants, and 5,233,835 shares of Series A Preferred Stock outstanding. New USARE has reserved a total of 13,000,000 shares of New USARE Common Stock for issuance pursuant to the Incentive Plan (as defined below), subject to certain adjustments set forth therein. As of March 13, 2025, there were approximately 530 record holders of New USARE Common Stock, approximately 2 record holders of New USARE Warrants and eight record holders of New USARE Series A Preferred Stock. However, because many of the shares of New USARE Common Stock and New USARE Warrants are held by brokers and other institutions on behalf of stockholders, New USARE believes there are substantially more beneficial holders of New USARE Common Stock, New USARE Series A Preferred Stock and New USARE Warrants than record holders.

New USARE securities are described in the Proxy Statement/Prospectus in the sections titled “Description of New USARE’s Securities” and “Market Price and Dividends of Securities” and such information is incorporated herein by reference.

Recent Sales of Unregistered Securities

The information set forth under Item 3.02 of this Current Report is incorporated herein by reference.

At the closing of the Business Combination, New USARE issued:

i.	an aggregate of 915,363 shares of Series A Preferred Stock and Series A Preferred Investor Warrants exercisable for an aggregate of 784,315 shares of New USARE Common Stock, subject to adjustment, at an initial exercise price of $12.00 per share, subject to adjustment, pursuant to the PIPE SPAs;

ii.	an aggregate of 131,048 shares of Series A Preferred Stock pursuant to the Blitzer Series A SPA; and

iii.	an aggregate of 877,500 shares of New USARE Common Stock pursuant to USARE OpCo’s arrangements with Cohen & Company Capital Markets, A Division of J.V.B. Financial Group, LLC (“CCM”).

These securities were issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended. Each acquiror is an accredited investor for purposes of Rule 501 of Regulation D.

Description of Registrant’s Securities to Be Registered

The description of New USARE’s securities is contained in the Proxy Statement/Prospectus in the section titled “Description of New USARE’s Securities,” as amended by the disclosure in Item 8.01 of the Current Report on Form 8-K (File No. 001-41711) filed by IPXX on March 7, 2025, each of which is incorporated herein by reference.

The information set forth under Item 1.01 of this Current Report is incorporated herein by reference.

Indemnification of Directors and Officers

The information set forth under Item 1.01 of this Current Report is incorporated herein by reference.

Financial Statements and Supplementary Data

The information set forth under Item 9.01 of this Current Report is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in the Introductory Note and Item 2.02 is incorporated into this Item 3.02 by reference. The Company issued certain securities described in the Introductory Note under Section 4(a)(2) of the Securities Act, as a transaction by an issuer not involving a public offering.

Item 3.03. Material Modification to Rights of Security Holders.

On March 12, 2025, in connection with the Domestication, IPXX filed the Certificate of Incorporation with the Secretary of State of the State of Delaware. The material terms of the Certificate of Incorporation and IPXX’s bylaws (the “Bylaws”) and the general effect upon the rights of holders of IPXX’s capital stock are discussed in the Proxy Statement/Prospectus in the sections titled “The Domestication Proposal” and “The Organizational Documents Proposals,” which are incorporated by reference herein.

Item 5.01. Changes in Control of Registrant.

The information set forth above under the Introductory Note and Item 2.01 of this Current Report is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officers and Directors

At the Effective Time of the Merger, each of Paula Sutter, Nicholas Shekerdemian, Erica Dorfman, Eliot Richmond and Samuel Sayegh resigned as directors of IPXX with immediate effect. At the Effective Time of the Merger, each of Michael Blitzer and Peter Ondishin resigned from their roles as Chief Executive Officer and Chief Financial Officer, respectively.

At Effective Time of the Merger, and in accordance with the terms of the Business Combination Agreement, each of Joshua Ballard, Michael Blitzer, Mordechai Gutnick, Paul Kern, Otto Schwethelm, Michael Senft, Tready Smith and Carolyn Trabuco are the directors of New USARE. The directors of New USARE will serve on the board until the first annual meeting of stockholders of New USARE to be held following the date of Closing and until any such director’s successor is elected and qualified, subject to such director’s earlier death, disqualification, resignation, or removal.

Additionally, effective upon the Effective Time of the Merger, the following New USARE executive officers were appointed: Michael Blitzer was appointed the Chairperson of the New USARE board, Joshua Ballard was appointed Chief Executive Officer, David Kronenfeld was appointed Chief Legal Officer and Corporate Secretary, Steve Ridge was appointed Chief Operating Officer, and Christopher Boling was appointed Corporate Controller and Principal Accounting Officer and Robert Fredette was appointed Director of Magnet Operations.

Mr. Ballard is New USARE’s principal executive officer. Mr. Ballard's Employment Agreement became effective, and Mr. Ballard’s service with New USARE commenced, as of the closing of the Business Combination on March 13, 2025. On March 12, 2025, in connection with the completion of the previously disclosed business combination, New USARE entered into an assignment and assumption agreement (the “Ballard Assignment and Assumption Agreement”), by and among New USARE, USARE OpCo and Joshua Ballard, whereby New USARE assumed the Employment Agreement, by and between USARE OpCo and Mr. Ballard, pursuant to which USARE OpCo agreed to employ Mr. Ballard as Chief Executive Officer

The Ballard Employment Agreement is described in the Proxy Statement/Prospectus in the section titled “Executive and Director Compensation of USARE—Executive Compensation Arrangements—CEO Employment Agreement,” which is incorporated by reference herein.

Reference is made to the disclosure regarding the anticipated employment of William Robert Steele Jr. as the Chief Financial Officer (and Principal Financial Officer and Principal Accounting Officer), effective as of March 24, 2025, in Item 5.02 of the Current Report on Form 8-K (File No. 001-41711) filed by New USARE on March 17, 2025, which is incorporated herein by reference.

Reference is also made to the disclosure described in the Proxy Statement/Prospectus in the section titled “Management of New USARE Following the Business Combination” for biographical information about each of the directors and officers, which is incorporated herein by reference. Additionally, interlocks and insider participation information regarding New USARE’s executive officers is described in the Proxy Statement/Prospectus in the section titled “Management of New USARE Following the Business Combination—Compensation Committee Interlocks and Insider Participation” and that information is incorporated herein by reference.

Incentive Plan

Effective as of March 13, 2025, New USARE adopted the USA Rare Earth, Inc. 2024 Omnibus Incentive Plan (the “Incentive Plan”) under which New USARE may grant equity and equity-based incentive awards to officers, employees, non-employee directors and consultants.

Certain employees, directors, officers, advisors or consultants of New USARE or its affiliates are eligible to participate in the Incentive Plan. The Incentive Plan is administered by the Compensation Committee, subject to the limitations imposed under the Incentive Plan and applicable laws. The Compensation Committee generally has the authority to designate participants, determine the type or types of awards to be granted to a participant, determine the terms and conditions of any agreements evidencing any awards granted under the Incentive Plan, accelerate the vesting or exercisability of, payment for or lapse of restrictions on, awards and to adopt, alter and repeal rules, guidelines and practices relating to the Incentive Plan. The Compensation Committee has full discretion to administer and interpret the Incentive Plan and to make any other determinations and/or take any other action that it deems necessary or desirable for the administration of the Incentive Plan, and any such determinations or actions taken by the Compensation Committee are final, conclusive and binding upon all persons and entities. The Compensation Committee may delegate to one or more officers of New USARE or any affiliate the authority to act on behalf of the Compensation Committee with respect to any matter, right, obligation or election that is the responsibility of or that is allocated to the Compensation Committee in the Incentive Plan and that may be so delegated as a matter of law, except for grants of awards to persons subject to Section 16 of the Exchange Act.

New USARE has reserved a total of 13,000,000 shares of shares of stock from the Share Pool for issuance pursuant to the Incentive Plan and the maximum number of shares that may be issued pursuant to the exercise of incentive stock options granted under the Incentive Plan is 13,000,000, in each case, subject to certain adjustments set forth therein.

The information set forth in the section entitled “Executive and Director Compensation” of the Proxy Statement/Prospectus is incorporated herein by reference. The foregoing description of the Incentive Plan and the information incorporated by reference in the preceding sentence does not purport to be complete and is qualified in its entirety by the terms and conditions of the Incentive Plan and applicable forms of equity award agreement, which are incorporated by reference to this Current Report as Exhibit 10.35, 10.36 and 10.38.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 3.03 of this Current Report is incorporated in this Item 5.03 by reference.

Copies of the Certificate of Incorporation, Bylaws and Certificate of Designations are attached as Exhibits 3.2, 3.3 and 3.4 to this Current Report, respectively, and are incorporated herein by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective upon the Effective Time of the Merger, in connection with the consummation of the Business Combination, the Board adopted a new Code of Business Conduct and Ethics, which is applicable to all employees, officers and directors of the Company, which is available on the Company’s website at https://www.usare.com/investor-relations/home, under the “Investor Relations” tab. The information on the Company’s website does not constitute part of this Current Report and is not incorporated by reference herein.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, IPXX ceased being a shell company when it merged into USA Rare Earth, LLC upon the completion of the Merger. Reference is made to the disclosure in the Proxy Statement/Prospectus in the sections titled “Proposal No. 1 – The Business Combination Proposal” and “Proposal No. 2 – The Domestication Proposal”, which is incorporated herein by reference. Further, the information set forth in the Introductory Note and under Item 2.01 of this Current Report is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On March 13, 2025, the Company issued a press release announcing the completion of the Business Combination and the first day of trading on Nasdaq, a copy of which is furnished as Exhibit 99.6 hereto.

The information in this Item 7.01, including Exhibit 99.6, are furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Acquiror under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.6.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The financial statements of IPXX as of December 31, 2024 and 2023 are set forth in Exhibit 99.1 hereto and are incorporated herein by reference.

The financial statements of USARE OpCo as of December 31, 2024 and 2023 are set forth in Exhibit 99.3 hereto and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial information of IPXX and the USARE as of December 31, 2024 and for the year ended December 31, 2024 is set forth in Exhibit 99.5 hereto and is incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description
2.1†	Business Combination Agreement, dated as of August 21, 2024, by and among Inflection Point Acquisition Corp. II, LLC, IPXX Merger Sub, LLC and USA Rare Earth, LLC (incorporated herein by reference to Exhibit 2.1 filed with the Registration Statement on Form S-4/A (Reg. No. 333-283181) filed by the registrant on February 13, 2025).
2.2	Amendment No. 1 to Business Combination Agreement, dated as of November 11, 2024, by and among Inflection Point Acquisition Corp. II, LLC, IPXX Merger Sub, LLC and USA Rare Earth, LLC (incorporated herein by reference to Exhibit 2.2 filed with the Registration Statement on Form S-4/A (Reg. No. 333-283181) filed by the registrant on February 13, 2025).
2.3†	Amendment No. 2 to Business Combination Agreement, dated as of January 29, 2025, by and among Inflection Point Acquisition Corp. II, LLC, IPXX Merger Sub, LLC and USA Rare Earth, LLC (incorporated herein by reference to Exhibit 2.4 filed with the Registration Statement on Form S-4/A (Reg. No. 333-283181) filed by the registrant on February 13, 2025).
2.4*	Certificate of Merger of IPXX Merger Sub, LLC with and into USA Rare Earth, Inc.
2.5*	Plan of Domestication.
2.6	Contribution Agreement by and between USA Rare Earth, LLC, Texas Mineral Resources Corp. and Round Top Mountain Development, LLC dated May 17, 2021 (incorporated herein by reference to Exhibit 2.6 filed with the Registration Statement on Form S-4/A (Reg. No. 333-283181) filed by the registrant on February 13, 2025).
3.1*	Certificate of Corporate Domestication of USA Rare Earth, Inc
3.2*	Certificate of Incorporation of USA Rare Earth, Inc.
3.3*	Bylaws of USA Rare Earth, Inc.
3.4*	USA Rare Earth, Inc. Certificate of Designation of Preferences, Rights and Limitations of 12.0% Series A Cumulative Convertible Preferred Stock.
4.1	Specimen Common Stock Certificate of USA Rare Earth, Inc. (incorporated herein by reference to Exhibit 4.5 filed with the Registration Statement on Form S-4/A (Reg. No. 333-283181) filed by the registrant on February 13, 2025).
4.2*	Specimen Warrant Certificate of USA Rare Earth, Inc.
4.3	Warrant Agreement, dated May 24, 2024, by and between Inflection Point Acquisition Corp. II and Continental Stock Transfer & Trust Company, as warrant agent (incorporated herein by reference to Exhibit 4.1 filed with Inflection Point Acquisition Corp. II’s Form 8-K (Reg. No. 001-41711) filed by Inflection Point Acquisition Corp. II on May 30, 2023).
4.4*	Form of Warrant issued to each Series A Investor.
4.5*	Form of Warrant issued to PIPE Investors.
10.1*	Form of Amended and Restated Registration Rights Agreement, dated as of March 13, 2025, by and among USA Rare Earth, Inc., Inflection Point Holdings II LLC and certain other holders of USA Rare Earth, Inc.
10.2	Sponsor Support Agreement, by and among Inflection Point Acquisition Corp. II, Inflection Point Holdings II LLC, and the other parties thereto (incorporated herein by reference to Exhibit 10.2 filed with the Registration Statement on Form S-4/A (Reg. No. 333-283181) filed by the registrant on February 13, 2025).
10.3*	Sponsor Lock-Up Agreement, dated as of March 13, 2025, by and between USA Rare Earth, Inc. and Inflection Point Holdings II LLC.

10.4	Form of Members Support Agreement, dated August 21, 2024, by and among Inflection Point Holdings II LLC, certain members party thereto and USA Rare Earth, LLC (incorporated herein by reference to Exhibit 10.4 filed with the Registration Statement on Form S-4/A (Reg. No. 333-283181) filed by the registrant on February 13, 2025).
10.5*	Form of Securities Purchase Agreement, by and among, Inflection Point Acquisition Corp. II, USA Rare Earth, LLC and the purchasers party thereto.
10.6	Fee Reduction Agreement, dated as of August 20, 2024, by and among Inflection Point Acquisition Corp. II, Cantor Fitzgerald & Co. and USA Rare Earth, LLC (incorporated herein by reference to Exhibit 10.4 filed with Inflection Point Acquisition Corp. II’s Form 8-K (Reg. No. 001-41711) filed by Inflection Point Acquisition Corp. II on August 22, 2024).
10.7#	Metal Sales and Tolling Framework Agreement, dated as of March 18, 2024, by and between Australian Strategic Materials Limited and USA Rare Earth, LLC (incorporated herein by reference to Exhibit 10.7 filed with the Registration Statement on Form S-4/A (Reg. No. 333-283181) filed by the registrant on February 13, 2025).
10.8	Amendment No. 1 to Sponsor Support Agreement, dated as of January 31, 2025, by and among Inflection Point Acquisition Corp. II, Inflection Point Holdings II LLC, and the other parties thereto (incorporated herein by reference to Exhibit 10.8 filed with the Registration Statement on Form S-4/A (Reg. No. 333-283181) filed by the registrant on February 13, 2025).
10.9	Series A SPA Termination Agreement, dated as of January 31, 2025, by and among Inflection Point Acquisition Corp. II, USA Rare Earth, LLC and Inflection Point Fund I, LP (incorporated herein by reference to Exhibit 10.9 filed with the Registration Statement on Form S-4/A (Reg. No. 333-283181) filed by the registrant on February 13, 2025).
10.10	USA Rare Earth, LLC Second Amended and Restated Equity Incentive Plan effective August 26, 2022 (incorporated herein by reference to Exhibit 10.10 filed with the Registration Statement on Form S-4/A (Reg. No. 333-283181) filed by the registrant on February 13, 2025).
10.11	First Amendment to The Second Amended and Restated Equity Incentive Plan of USA Rare Earth, LLC dated November 2, 2022 (incorporated herein by reference to Exhibit 10.11 filed with the Registration Statement on Form S-4/A (Reg. No. 333-283181) filed by the registrant on February 13, 2025).
10.12	Second Amendment to The Second Amended and Restated Equity Incentive Plan of USA Rare Earth, LLC dated February 10, 2024 (incorporated herein by reference to Exhibit 10.12 filed with the Registration Statement on Form S-4/A (Reg. No. 333-283181) filed by the registrant on February 13, 2025).
10.13	Offer of Employment by and between David Kronenfeld and USA Rare Earth, LLC dated March 14, 2021 (incorporated herein by reference to Exhibit 10.13 filed with the Registration Statement on Form S-4/A (Reg. No. 333-283181) filed by the registrant on February 13, 2025).
10.14	Addendum to the David Kronenfeld Offer of Employment dated November 6, 2024 (incorporated herein by reference to Exhibit 10.14 filed with the Registration Statement on Form S-4/A (Reg. No. 333-283181) filed by the registrant on February 13, 2025).
10.15	Offer of Employment by and between Steve Ridge and USA Rare Earth, LLC dated March 17, 2023 (incorporated herein by reference to Exhibit 10.15 filed with the Registration Statement on Form S-4/A (Reg. No. 333-283181) filed by the registrant on February 13, 2025).
10.16	Addendum to the Steve Ridge Offer of Employment dated May 14, 2024 (incorporated herein by reference to Exhibit 10.16 filed with the Registration Statement on Form S-4/A (Reg. No. 333-283181) filed by the registrant on February 13, 2025).
10.17	Letter Agreement by and among Bayshore Capital Holdings Group, LLC, Thayer Smith and USA Rare Earth, LLC dated December 1, 2022 (incorporated herein by reference to Exhibit 10.17 filed with the Registration Statement on Form S-4/A (Reg. No. 333-283181) filed by the registrant on February 13, 2025).
10.18	Separation and Release Agreement by and between USA Rare Earth, LLC and Thomas J. Schneberger, Jr. dated April 30, 2024 (incorporated herein by reference to Exhibit 10.18 filed with the Registration Statement on Form S-4/A (Reg. No. 333-283181) filed by the registrant on February 13, 2025).
10.19	Employment Agreement by and between USA Rare Earth, LLC and Joshua Ballard dated December 16, 2024 (incorporated herein by reference to Exhibit 10.19 filed with the Registration Statement on Form S-4/A (Reg. No. 333-283181) filed by the registrant on February 13, 2025).
10.20	Employment Agreement by and between USA Rare Earth, LLC and Chris Boling dated October 24, 2024 (incorporated herein by reference to Exhibit 10.20 filed with the Registration Statement on Form S-4/A (Reg. No. 333-283181) filed by the registrant on February 13, 2025).
10.21	Separation and Release Agreement by and between USA Rare Earth, LLC and Effie Simanikas dated March 30, 2024 (incorporated herein by reference to Exhibit 10.21 filed with the Registration Statement on Form S-4/A (Reg. No. 333-283181) filed by the registrant on February 13, 2025).
10.22	Form of Subscription Agreement, dated September 1, 2023 by and between USA Rare Earth, LLC and the individuals party thereto (incorporated herein by reference to Exhibit 10.22 filed with the Registration Statement on Form S-4/A (Reg. No. 333-283181) filed by the registrant on February 13, 2025).

10.23	Form of Subscription Agreement, dated October 31, 2023 by and between USA Rare Earth, LLC and the individuals party thereto (incorporated herein by reference to Exhibit 10.23 filed with the Registration Statement on Form S-4/A (Reg. No. 333-283181) filed by the registrant on February 13, 2025).
10.24	Form of Incentive Unit Award Agreement of USA Rare Earth, LLC (incorporated herein by reference to Exhibit 10.24 filed with the Registration Statement on Form S-4/A (Reg. No. 333-283181) filed by the registrant on February 13, 2025).
10.25	Surface Lease SL 20040002 between the State of Texas and Sentinel Mountain Associates, L.P. dated November 19, 2003, as assigned via the Assignment and Assumption Agreement of Surface Lease 20040002 by and among Sentinel Mountain Associates, L.P., Southwest Range Wildlife Foundation and the State of Texas dated December 27, 2005, the Assignment and Assumption Agreement of Surface Lease 20040002 by and among Southwest Range Wildlife Foundation, Texas Rare Earth Resources Corp. and the State of Texas, dated March 6, 2013 and the Memorandum of Assignment and Assumption Agreement (Surface Lease) by and between Texas Mineral Resources Corp. and Round Top Mountain Development, LLC dated May 17, 2021 (incorporated herein by reference to Exhibit 10.25 filed with the Registration Statement on Form S-4/A (Reg. No. 333-283181) filed by the registrant on February 13, 2025).
10.26	Ground Water Lease SL20150003 between the State of Texas and Texas Rare Earth Resources Corp. dated August 1, 2014 as assigned by the Memorandum of Assignment and Assumption Agreement (Ground Water Lease) by and between Texas Mineral Resources Corp. and Round Top Mountain Development, LLC dated May 17, 2021 (incorporated herein by reference to Exhibit 10.26 filed with the Registration Statement on Form S-4/A (Reg. No. 333-283181) filed by the registrant on February 13, 2025).
10.27	Mining Lease Agreement M-113117 (860 acres), dated September 2, 2011 between the State of Texas and Texas Rare Earth Resources Corp, as amended by the First Amendment to Mining Lease No. M-113117 dated January 26, 2012, Second Amendment to Mining Lease No. M-113117 dated March 29, 2012 and Third Amendment to Mining Lease no. M-1131117 dated October 3, 2022 (incorporated herein by reference to Exhibit 10.27 filed with the Registration Statement on Form S-4/A (Reg. No. 333-283181) filed by the registrant on February 13, 2025).
10.28	Mining Lease Agreement M-113629 (90 acres), dated November 1, 2011, between the State of Texas and Texas Rare Earth Resources Corp. (incorporated herein by reference to Exhibit 10.28 filed with the Registration Statement on Form S-4/A (Reg. No. 333-283181) filed by the registrant on February 13, 2025).
10.29	Memorandum of Assignment and Assumption Agreement (Mining Leases) by and between Texas Mineral Resources Corp. and Round Top Mountain Development, LLC dated May 17, 2021 (incorporated herein by reference to Exhibit 10.29 filed with the Registration Statement on Form S-4/A (Reg. No. 333-283181) filed by the registrant on February 13, 2025).
10.30	Amendment No. 1 to Securities Purchase Agreement, dated as of January 22, 2025, by and among IPXX, USARE OpCo and Michael Blitzer (incorporated herein by reference to Exhibit 10.1 filed with the Current Report on Form 8-K (File No. 001-41711) filed by the registrant on January 28, 2025).
10.31	Form of Forward Purchase Agreement (incorporated by reference to Exhibit 10.1 filed with the Current Report on Form 8-K (File No. 001-41711) filed by the registrant on March 11, 2025).
10.32*	Assignment and Assumption of Employment Agreement, dated as of March 12, 2025, by and between USA Rare Earth, Inc. (f/k/a Inflection Point Acquisition Corp. II), USA Rare Earth, LLC and Joshua Ballard.
10.33	Assignment and Assumption of Employment Agreement, dated as of March 12, 2025, by and between USA Rare Earth, Inc. (f/k/a Inflection Point Acquisition Corp. II), USA Rare Earth, LLC and William Robert Steele Jr. (incorporated by reference to Exhibit 10.1 filed with the Current Report on Form 8-K (File No. 001-41711) filed by the registrant on March 17, 2025).
10.34	Employment Agreement, effective as of March 24, 2025, between USA Rare Earth, Inc. and William Robert Steele Jr. (incorporated by reference to Exhibit 10.2 filed with the Current Report on Form 8-K (File No. 001-41711) filed by the registrant on March 17, 2025).
10.35*+	USA Rare Earth, Inc. 2024 Omnibus Incentive Plan.
10.36*+	Form of Restricted Stock Unit Agreement.
10.37*	Termination Agreement, dated as of March 13, 2025, between USA Rare Earth, Inc. (f/k/a Inflection Point Acquisition Corp. II) and Michael Blitzer.
10.38	Form of Seventh Amended and Restated Operating Agreement of USA Rare Earth, LLC (incorporated herein by reference to Annex K filed with the Registration Statement on Form S-4/A (Reg. No. 333-283181) filed by the registrant on February 13, 2025).
10.39*	Form of Restricted Stock Agreement.
10.40*	Form of Indemnification Agreement.

16.1	Letter Regarding Change in Accountants (incorporated herein by reference to Exhibit 16.1 filed with the Registration Statement on Form S-4/A (Reg. No. 333-283181) filed by the registrant on February 13, 2025).
21.1*	List of Subsidiaries of USA Rare Earth, Inc.
99.1*	Audited financial statements of USA Rare Earth, Inc. (f/k/a Inflection Point Acquisition Corp. II), as of December 31, 2024 and 2023 and for the years ended December 31, 2024 and 2023.
99.2*	Management’s Discussion and Analysis of Financial Condition and Results of Operations of USA Rare Earth, Inc. (f/k/a Inflection Point Acquisition Corp. II), as of December 31, 2024 and 2023 and for the years ended December 31, 2024 and 2023.
99.3*	Audited financial statements of USA Rare Earth, LLC as of December 31, 2024 and 2023 and for the years ended December 31, 2024 and 2023.
99.4*	Management’s Discussion and Analysis of Financial Condition and Results of Operations of USA Rare Earth, LLC, as of December 31, 2024 and 2023 and for the years ended December 31, 2024 and 2023.
99.5*	Unaudited pro forma condensed combined financial information of Inflection Point Acquisition Corp. II and USA Rare Earth, LLC, as of and for the year ended December 31, 2024.
99.6*	Press Release announcing the Closing of the Business Combination and Upsized PIPE Funding.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed or furnished herewith.

†	The annexes schedules, and certain exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the SEC upon request.

#	The Registrant has redacted provisions or terms of this exhibit pursuant to Regulation S-K Item 601(b)(10)(iv). While portions of the exhibit have been redacted, this exhibit includes a prominent statement on the first page of the exhibit that certain identified information has been excluded from the exhibit because it is both not material and is the type that the Registrant treats as private or confidential. The Registrant agrees to furnish an unredacted copy of the exhibit to the SEC upon its request

+	Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2025	USA RARE EARTH, INC.

	By:	/s/ David Kronenfeld
	Name:	David Kronenfeld
	Title:	Chief Legal Officer